UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

REPORT PURSUANT TO
SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2026

Avalanche Treasury Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-43345	39-4863126
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11 W. 42nd Street 2nd Floor
	New York, NY	10036
	(Address of principal executive offices)	(Zip Code)

(332) 240-1155
(Registrant’s telephone number, including area code)

-

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	AVAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 11, 2026, Avalanche Treasury Corporation (the “Company” or “AVAT”) issued a press release, announcing the closing of the previously announced business combination (the “Business Combination”) pursuant to the business combination agreement, dated as of October 1, 2025 (as amended on January 13, 2026 and on March 17, 2026) by and among Mountain Lake Acquisition Corp., a Cayman Islands exempted company (“MLAC”), the Company, Avalanche SPAC Merger Sub LLC, a Delaware limited liability company, Avalanche Company Merger Sub LLC, a Delaware limited liability company and Avalanche Treasury Company, LLC, a Delaware limited liability company. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information, including Exhibit 99.1, in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings, except as shall otherwise be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws, including expectations, intentions, plans, prospects regarding AVAT and the Business Combination and the related private placement (the “Company Unit Subscription” and, together with the Business Combination, the “Transactions”) and statements regarding the anticipated commencement of trading on the Nasdaq Capital Market and AVAT’s vision and business strategy. These forward-looking statements are generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to, the failure of AVAT to maintain the listing of its shares of Class A common stock; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to AVAT’s anticipated operations and business; the risk that the anticipated benefits of the Business Combination may not be realized, the highly volatile nature of the price of AVAX; risks related to increased competition in the industries in which AVAT will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding AVAX; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that AVAT experiences difficulties managing its growth and expanding operations; challenges in implementing Pubco’s business plan, including AVAX-related advisory services and other AVAX-related services, due to operational challenges, significant competition and regulation; the outcome of any potential legal proceedings that may be instituted against AVAT or others following the closing of the Business Combination, and other risks and uncertainties described in the filings of MLAC and AVAT with the Securities and Exchange Commission (the “SEC”). The inclusion of any statement in this press release does not constitute an admission by AVAT or any other person that the events or circumstances described in such statement are material.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement of MLAC and final prospectus of AVAT, each dated as of May 14, 2026 and as further supplemented, and other documents that have been filed by MLAC and AVAT with the SEC and other documents to be filed by AVAT from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that AVAT does not presently know or that AVAT currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AVAT assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. AVAT does not give any assurance that either it will achieve its expectations. The inclusion of any statement in this press release does not constitute an admission by AVAT or any other person that the events or circumstances described in such statement are material.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 11, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avalanche Treasury Corporation

Date: June 11, 2026	By:	/s/ Gerald Bartholomew Smith
	Name:	Gerald Bartholomew Smith
	Title:	Chief Executive Officer